SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 28, 2002
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                        (Date of earliest event reported)


                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                      25-2413363
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(State of other jurisdiction    (Commission File Number)         (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania                 19422-0764
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(Address of principal executive offices)                            (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events


     On October 28, 2002, Progress Financial Corporation announced that Progress Bank has achieved Compliance and has been released from the OTS Directive. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   October 28, 2002        By:    /s/ Michael B. High
                                    ------------------------------------------
                                        Michael B. High
                                        Chief Operating Officer and
                                        Chief Financial Officer

                                  EXHIBIT INDEX




    Exhibit Number                   Description


       99(a)              Press Release announcing Compliance and
                          release from the OTS Directive

                                  Exhibit 99(a)

                       Press Release announcing Compliance
             And release from OTS Directive issued October 28, 2002

                                                                Exhibit 99(a)


FOR IMMEDIATE RELEASE          Contacts:
October 28, 2002               Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com


                          Progress Achieves Compliance


     Blue Bell, PA, October 28, 2002 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), announced today that the Office of Thrift Supervision ("OTS") has released the Company and Progress Bank from the Supervisory Directive, dated July 3, 2001, and the Individual Minimum Capital Directive, dated September 20, 2001.

     W. Kirk Wycoff, President and Chief Executive Officer of the Company, stated, "This action by the OTS reflects the significant improvement in our risk profile and asset quality over the past fifteen months as well as our improvement in management processes and controls. We are especially gratified that the Company was able to remain profitable in every quarter during the process of restructuring and strengthening our balance sheet." Mr. Wycoff went on to state that "We look forward to the expansion of our core banking business in the year ahead and thank our stockholders and clients for their continued support. I also want to recognize the OTS for their proactive approach and timely responses to our efforts in the last 15 months."

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC."

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